Supplement to the
Strategic Advisers® Core Income Fund
(formerly PAS Core
Income Fund of Funds®)
June 5, 2010
Prospectus

FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisers for the fund.

The following information supplements the information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 8.

Jeffrey Moore (portfolio manager) has managed FIMM's portion of the fund's assets since January 2011.

The following information replaces the similar information found under the heading "Fund Management" in the "Fund Services" section on page 20.

FIMM serves as a sub-adviser for the fund. FIMM is an affiliate of Strategic Advisers. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management. FIMM provides investment advisory services for the fund.

The following information supplements the information found under the heading "Fund Management" in the "Fund Services" section on page 21.

Jeffrey Moore serves as portfolio manager for FIMM's portion of the fund's assets, which he has managed since January 2011. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Moore has worked as a research analyst and portfolio manager.

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1.924229.100

Supplement to

Strategic Advisers® Core Income Fund (FPCIX)

(formerly PAS Core Income Fund of Funds®)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

June 5, 2010
as revised September 30, 2010

The master international fixed-income research agreement with FIL Investment Advisors and the sub-research agreement with FIL Investment Advisors (U.K.) Ltd. have been terminated on behalf of the fund.

The following information replaces the similar information found in the "Management Contract" section on page 29.

The fund has entered into an investment sub-advisory contract with FIMM. FIMM currently manages a portion of the fund's assets. The fund is not required to invest with any minimum number of sub-advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any sub-advisor. Strategic Advisers may change the allocation of the fund's assets at any time. The sub-adviser does not sponsor the fund.

The following information replaces the similar information found in the "Management Contract" section on page 30.

Sub-Adviser - FIMM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIMM pursuant to which FIMM provides investment advisory services for the fund.

Under the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIMM fees based on the average net assets of the portion of the fund managed by FIMM at a annual rate based on the following strategy:

Core Investment Grade
0.275% (27.5 basis points) of the first $100 million in Average Portfolio Assets
0.20% (20 basis points) of the next $400 million in Average Portfolio Assets
0.12% (12 basis points) on any amount in excess of $500 million in Average Portfolio Assets

Sub-Adviser - FMRC. On behalf of the fund, FIMM has entered into a sub-advisory agreement with FMRC pursuant to which FMRC may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement for the fund, FIMM, and not the fund, pays FMRC's fees.

The following information supplements similar information found in the "Management Contract" section beginning on page 30.

Jeffrey Moore is the portfolio manager of FIMM's allocated portion of the fund's assets and receives compensation for his services. As of September 30, 2010, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A component of the portfolio manager's bonus is based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of FIMM's Core Investment Grade strategy is based on the pre-tax investment performance of the strategy measured against the Barclays Capital U.S. Aggregate Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

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The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Moore as of September 30, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	9	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 28,515	$ 8,100	$ 8,143
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers Core Income Fund. The fund is expected to allocate assets to FIMM on January 31, 2011.

As of September 30, 2010, the dollar range of shares of Strategic Advisers Core Income Fund beneficially owned by Mr. Moore was none.

The following information replaces the similar information found in the "Description of the Trust" section on page 37.

Custodians. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.